UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2013

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 25, 2013, FirstEnergy Corp. issued two public documents regarding fourth quarter and year end 2012 earnings, which are attached as Exhibits 99.1 and 99.2 hereto and incorporated by reference. FirstEnergy's Press Release and Consolidated Report to the Financial Community contain non-GAAP* financial measures. Pursuant to the requirements of Regulation G, FirstEnergy has provided quantitative reconciliations within the Press Release and Consolidated Report to the Financial Community of the non-GAAP* financial measures to the most directly comparable GAAP financial measures. The information in the Press Release and the Consolidated Report to the Financial Community and the information contained herein Items 2.02 and 9.01 shall not be deemed filed for purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

The Press Release and Consolidated Report to the Financial Community contain references to non-GAAP* financial measures including, among others, basic non-GAAP earnings per share, which are not calculated in accordance with GAAP because they exclude the impact of "special items." Special items reflect the impact on earnings of events that are not routine or that may be related to discontinued businesses. Management believes presenting normalized earnings calculated in this manner provides useful information to investors in evaluating the ongoing results of FirstEnergy's businesses and assists investors in comparing FirstEnergy's operating performance to the operating performance of other companies in the energy sector. Management believes presenting this non-GAAP* measure provides useful information to investors in assessing FirstEnergy's normalized operating performance. FirstEnergy's management frequently references this non-GAAP* financial measure in its decision-making, using it to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP* information presented in the Press Release and Consolidated Report to the Financial Community should be considered in addition to, and not as a substitute for, the most directly comparable financial measure prepared in accordance with GAAP. Also, the non-GAAP* financial measure may not be comparable to similarly titled measures used by other entities.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated February 25, 2013
99.2	Consolidated Report to the Financial Community, dated February 25, 2013

*This Form 8-K contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts, or is subject to adjustment that has the effect of excluding or including amounts, that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular, the impact of the regulatory process on the pending matters before FERC and in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases, the uncertainties of various cost recovery and cost allocation issues resulting from ATSI's realignment into PJM, economic or weather conditions affecting future sales and margins, regulatory outcomes associated with Hurricane Sandy, changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil, and availability and their impact on retail margins, financial derivative reforms that could increase our liquidity needs and collateral costs, the continued ability of our regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water discharge, water intake and coal combustion residual regulations, the potential impacts of CAIR, and any laws, rules or regulations that ultimately replace CAIR, and the effects of the EPA's MATS rules including our estimated costs of compliance, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units), the uncertainties associated with the deactivation of certain older unscrubbed regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to, among other things, the RMR arrangements and the reliability of the transmission grid, adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant), adverse legal decisions and outcomes related to ME's and PN's ability to recover certain transmission costs through their TSC riders, the impact of future changes to the operational status or availability of our generating units, the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates, changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates, the ability to accomplish or realize anticipated benefits from strategic and financial goals including, but not limited to, the ability to successfully complete the proposed West Virginia asset transfer and to improve our credit metrics, our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins, the ability to experience growth in the Regulated Distribution segment and to continue to successfully implement our direct retail sales strategy in the Competitive Energy Services segment, changing market conditions that could affect the measurement of liabilities and the value of assets held in our NDTs, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated, the impact of changes to material accounting policies, the ability to access the public securities and other capital and credit markets in accordance with our financing plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries, actions that may be taken by credit rating agencies that could negatively affect us and our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, changes in national and regional economic conditions affecting us, our subsidiaries and our major industrial and commercial customers, and other counterparties including fuel suppliers, with which we do business, issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business, the risks and other factors discussed from time to time in our SEC filings, and other similar factors. Dividends declared from time to time on FE's common stock during any annual period may in the aggregate vary from the indicated amount due to circumstances considered by FE's Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrant expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 2013

FIRSTENERGY CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer

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